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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 18, 2003

                       Intermagnetics General Corporation
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


         New York                      001-11344                 14-1537454
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      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)


Old Niskayuna Road, P.O. Box 461,
Latham, New York                                             12110-0461
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(Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (518) 782-1122
                                                            ---------------



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.    Financial Statements and Exhibits.

           (c) The following exhibit is furnished as part of the Report on Form 8-K

         Exhibit 99.1 Press release of Intermagnetics dated December 18, 2003 containing financial information for its fiscal second quarter ended November 23, 2003.

Item 12.  Results of Operations and Financial Condition.

         The information furnished in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On December 18, 2003, Intermagnetics issued a press release announcing its unaudited financial performance for its second quarter, period ended November 23, 2003. On that same date Intermagnetics conducted a conference call concerning its performance for the period ended November 23, 2003. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.






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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Intermagnetics General Corporation


                                       By: Michael K. Burke
                                           -------------------------------
                                           Michael K. Burke
                                           Executive Vice President
                                           and Chief Financial Officer


Dated: December 18, 2003



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                                  EXHIBIT INDEX

Exhibit Number            Description
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Exhibit 99.1              Intermagnetics General Corporation Press Release,
                          dated December 18, 2003, relating to its results of its Second Quarter, period ended November 23, 2003 of the Fiscal Year 2004.